                                                                   Exhibit 10.13

                 STANDALONE AGREEMENT FOR CONSULTANT SERVICES

edocs.Inc.                  Agreement No: [**]
321 Commonwealth Road       Effective Date:  [**]
Wayland, MA 01788


This Standalone Agreement for Consulting Services ("Agreement") is made and entered into as of the Effective Date above, between American Express Travel Related Services Company, Inc., having an office at American Express Tower, World Financial Center, New York, NY 10285 ("Amexco"), and the Consultant specified above. It is not a Standard Master Agreement for Consultant Services and has very modified terms and conditions for a specific user. If used by another Amexco Entity (as defined herein) besides American Express Travel Related Services Company, Inc., group it must be reviewed to insure the business risks are acceptable.

1.  SCOPE OF SERVICES - Consultant shall provide, under the provisions of this
    -----------------
Agreement, the services that are mutually agreed upon and described on attachments to this Agreement, substantially in the form of the attached Exhibit 1 - Sample ("Schedule"). Each Schedule shall be effective, incorporated into and form a part of this Agreement when duly executed by both parties. If there is a conflict between this Agreement and any Schedule, the terms of the Schedule will govern the provision of the services involved.

2.  SCHEDULES - Both time and materials and fixed price Schedules may be entered
    ---------
into hereunder. Schedules should be numbered for identification and must include a complete description of services to be performed, deliverables or other materials to be produced (the "Deliverables"), the targeted schedule for completion of each of the foregoing, the applicable fixed price or estimated time and materials charges, and any additional terms the parties mutually agree to include. Only Amexco and the subsidiaries and affiliated companies identified on Exhibit 2 to the Agreement (each, an "Amexco Entity") may enter into Schedules with Consultant and for purposes of any such Schedule shall be considered "Amexco" as that term is used herein. Amexco will cause each Amexco Entity to be bound by the terms of this Agreement, and in each case. Amexco will remain primarily liable for all obligations of each Amexco Entity arising under this agreement.

Either party may request changes to the Schedules by preparing and submitting a written proposal ("Change Authorization"), which sets forth any modifications to the applicable Schedule, including changes to the specifications, charges, completion schedule or other terms. A Change Authorization or other written agreement signed and dated by an authorized representative of both parties is the only means of modifying the Schedules. When both parties sign the Change Authorization, the change will become a part of the Schedule. The Change Authorization will modify and take precedence over any inconsistent terms of either the Schedule or any previous Change Authorizations.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.  WORK POLICY/PERSONNEL - For each Schedule, each party will designate a
    ---------------------
Project Manager to serve as the main contact between them. The scope and specific conduct of Consultant's services, consistent with the Schedule, must be coordinated with Amexco's Project Manager at all times. Consultant will use its best efforts to ensure the continuity of Consultant's employees assigned to perform services under any Schedule. Consultant will provide a list identifying the Consultant personnel that will be assigned to perform under a Schedule and copies of their resumes for review and approval by Amexco, which approval will not be unreasonably withheld. If such approval or disapproval is not received by Consultant from Amexco within [**] days of Consultant providing such information to Amexco, such personnel shall be deemed accepted by Amexco. In the event that Amexco disapproves any such person, then Consultant shall provide to Amexco copies of all alternate personnel who are trained to provide professional services for approval by Amexco in accordance with the foregoing approval process or provide recommended subcontractors. To the extent that none of Consultant's personnel or Consultant's recommended subcontractors are satisfactory to Amexco then Consultant may suggest an alternate person in a subcontracting role to provide such services (provided they are not a competitor of Consultant and agree to be bound by a non-disclosure per the terms of the confidentiality provisions hereof) which alternate person is subject to review and approval by Amexco in accordance with the foregoing approval process. To the extent that a subcontractor is hired by Consultant to perform the work, such subcontractor shall be billed in accordance with the same rate schedule and terms as Consultant's personnel hereunder. In the event that Consultant cannot provide Amexco with a satisfactory person to perform the work under a Schedule then Consultant has the right to cancel the Schedule in accordance with the terms hereof (or alternatively, if Amexco finds its own alternative person to perform the work under a Schedule, then Amexco or Consultant may cancel such Schedule) and in the event of either such cancellation, Amexco shall pay Consultant all fees and expenses due hereunder with respect to such Schedule to date and Consultant will have no further liability to Amexco with respect thereto, all subject to Section 8 regarding termination.

In the event that Consultant deems it necessary to change personnel assigned to perform under any Schedule, and subject to the foregoing section regarding selection of such personnel, Consultant shall not charge Amexco for a period of up to [**] ([**]) days for such new personnel during which time provided, if Amexco agrees that such replacement has acquired the necessary orientation and background to make a productive contribution in less than [**] ([**]) days. Consultant shall be entitled to be paid at the customary rates set forth in this Agreement and the Schedule for such personnel for such portion of the [**] ([**]) days such personnel has been agreed to be a productive contributor by the parties.

On a periodic basis, as specified on the Schedule, Consultant will submit written status reports describing its activities during the preceding period, including: the current status of activities (with an explanatory narrative when appropriate); resources used since the last report, with a cumulative total to date; and identification of any problems and actions taken to resolve them. Upon request, Consultant will meet with Amexco management to review the status of Consultant's activities.

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Consultant personnel will observe and comply with Amexco's security procedures, rules, regulations, policies, working hours and holiday schedules, subject to any expanded rights under a Schedule. Consultant will use commercially reasonable efforts to minimize any disruption to Amexco's normal business operations at all times, subject to any expanded rights under a Schedule.
Amexco will provide access to working space, resources, personnel, materials and such other items as specified on the Schedule. If any Consultant employee performing services is found to be unacceptable to Amexco for any bona fide commercially reasonable reason, Amexco shall notify Consultant and Consultant shall immediately take appropriate corrective action. If Amexco is not satisfied with Consultant's corrective actions then Amexco has the right to request an alternate person all subject to the approval process set forth in
Section 3 above. Unless otherwise agreed to in writing, neither party will hire or solicit the employment of the other party's personnel involved in performance under any Schedule during the term of the applicable Schedule and for a period of [**] ([**]) months thereafter.

Amexco is responsible for all back-up of its systems used directly or indirectly in connection with the services performed hereunder and under the Schedules.

Each party agrees and represents that it is an independent contractor and its personnel are not agents or employees of the other party for federal tax purposes or any other purposes whatsoever, and are not entitled to any employee benefits of the other party. Each party assumes sole and full responsibility for their acts and each party and its personnel have no authority to make commitments or enter into contracts on behalf of, bind or otherwise obligate the other party in any manner whatsoever. Each party is solely responsible for the compensation of its own personnel assigned to perform services hereunder, and payment of worker's compensation, disability and other income and other similar benefits, unemployment and other similar insurance and for withholding income and other taxes and social security.

4.  ACCEPTANCE
    ----------
The customized deliverables as identified in Appendix B of the Statement of Work-E Statement Utility, Interactive Services [**] dated [**] with a revised date of [**] executed between the parties under this Agreement (the "Initial Schedule") (the "Customized Deliverable") are subject to acceptance by Amexco under the following acceptance terms and conditions. In the Initial Schedule, the parties will mutually agree to the acceptance test criteria for the Customized Deliverables (the "Acceptance Criteria"). Upon Consultant's determination that it has completed, implemented and installed a Customized Deliverable under the Initial Schedule (the "Commencement Date"), Consultant shall notify Amexco. Amexco shall promptly commence acceptance testing of such Customized Deliverable with such assistance and support as reasonably necessary from Consultant personnel (at Consultant's Professional Services Rates and terms hereunder, which rates are set forth in Section 6 of this Agreement). The acceptance test shall be conducted for the purpose of demonstrating that the Customized Deliverable meets the Acceptance Criteria set forth in the Initial Schedule. Once the Customized Deliverable has successfully passed this acceptance test, Amexco shall notify Consultant in writing of acceptance of such Customized Deliverable. If the Customized Deliverable does not meet the Acceptance


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Criteria, Amexco shall promptly notify Consultant, specifying in reasonable detail in what respects the Customized Deliverable has failed to meet such criteria. Consultant shall promptly correct any deficiencies in the ability of the Customized Deliverable to meet the Acceptance Criteria disclosed by the acceptance test and Amexco shall promptly repeat the test to determine if the Customized Deliverable has successfully met the Acceptance Criteria. Consultant and Amexco shall continue to work together in this manner until the Acceptance Criteria are met.

Notwithstanding the foregoing, if one or more of the Customized Deliverables fail to meet the Acceptance Criteria within [**] days (or such longer period as the parties mutually agree to) of the Commencement Date (the "Target Date"). Amexco shall have the option of (a) receiving an aggregate refund equal to the lesser of (i) [**]% of the professional services fees under the Initial Schedule for the Customized Deliverables or (ii) $[**] (such refund right to expire within [**] days after the end of the aforementioned [**] day period (such date referred to as the "Refund Period End Date")) plus (b) having no further obligation to pay Consultant the "[**]% Holdback" (which is an aggregate amount equal to the lesser of (i) [**]% of the professional services fees under the Initial Schedule for the Customized Deliverables or (ii) $[**]. With respect to the Initial Schedule for the Customized Deliverables only, Amexco has the right to hold back [**]% of each monthly invoice for the Customized Deliverables only provided however that the total of such [**]% holdbacks for all invoices for the Customized Product may not exceed the [**]% Holdback. The [**]% Holdback is due from Amexco to Consultant on the earlier to occur of (i) passage of the Acceptance Test Criteria and (ii) to the extent that the Acceptance Criteria are not passed and Amexco foregoes the refund described above, the Refund Period End Date (as defined above). The foregoing refund and waiver of the [**]% Holdback shall constitute the sole rights and remedies of Amexco against Consultant for failure to meet the Acceptance Criteria and Consultant shall have no further liability to Amexco. Nothing in this paragraph prohibits Amexco from requiring Consultant to continue to provide professional services under this Agreement and related Initial Schedule (at and subject to Consultant's professional services rates and terms hereunder, which rates are set forth in this Agreement) under which Initial Schedule Licensor will continue to attempt to cause the Customized Deliverable to meet the Acceptance Criteria (but with Amexco having no rights or remedies against Consultant should Consultant be unable to do so). Any other monies due from Amexco to Consultant hereunder shall remain due and payable whether or not the Acceptance Criteria are met.

Consultant will assist Amexco, at the request of Amexco, in conducting the foregoing acceptance test at its Professional Services Rates and terms which rates are set forth in Section 6 of this Agreement. In addition, Consultant has the right to conduct the foregoing acceptance test at Amexco's site under the observation of Amexco at its Professional Services Rates and terms which rates are set forth in Section 6 of this Agreement if Consultant reasonably believes that the reason that Amexco is unable to pass the acceptance test is due to operator errors. To the extent that the parties mutually agree as a result thereof that the acceptance test has been passed, the test shall be deemed passed and the obligations Amexco related thereto shall apply and Amexco will have no refund rights under this Section 5. To the extent that the parties mutually agree as a result thereof that the acceptance test has not been passed, the test shall be deemed not to have


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

been passed and the related results related thereto as set forth in the previous paragraph shall apply. Nothing in the foregoing sentence prohibits Amexco from requiring Consultant to continue to provide professional services under this Agreement and the Initial Schedule (at and subject to Consultant's Professional Services rates and terms hereunder, which rates are forth in Section 6 of this Agreement), under which Initial Schedule Licensor will continue to attempt to cause the Customized Deliverable to meet the Acceptance Criteria (but with Amexco having no rights or remedies against Consultant should Consultant be unable to do so). If the parties disagree on the results of the test they have the right to mutually agree to a neutral third party with industry experience to review the results of the test and override the decision, if such third party so determines. To the extent that Consultant determines that Amexco's or any third party hardware, software or services or other factors are responsible for the inability of the Customized Deliverable to meet the Acceptance Criteria and Amexco agrees acting in a commercially reasonable manner in making such determination) then Consultant shall be deemed to have passed such acceptance test. Consultant shall have no further obligations with respect thereto to Amexco, and Amexco shall not have the refund or [**]% Holdback withholding rights, described above. Nothing in the foregoing sentence prohibits Amexco from requiring Consultant to continue to provide professional services under this Agreement and the Initial Schedule (at and subject to Consultant's Professional Services rates and terms hereunder, which rates are forth in Section 6 of this Agreement), under which Initial Schedule Licensor will continue to attempt to cause the Customized Deliverable to meet the Acceptance Criteria (but with Amexco having no rights or remedies against Consultant should Consultant be unable to do so).

With respect to any other deliverables under the Initial Schedule other than the Customized Deliverables and with respect to any deliverables under any other Schedules, there are no acceptance tests, hold backs or refund rights.

To the extent that Amexco and Consultant mutually agree in writing to a change in the Initial Schedule related to the specifications and requirements for the Customized Deliverables then the parties must also mutually agree to the revised Acceptance Criteria resulting from such change. To the extent that the parties cannot mutually agree to the revised Acceptance Criteria resulting from such change then Amexco must elect one of the following: (a) to not proceed with the updated mutually agreed to Initial Schedule, in which case Consultant would continue to develop the Customized Deliverables in accordance with the original specifications and requirements set forth in the Initial Schedule as it existed before such amendment and conduct acceptance testing on the Customized Deliverables with the Acceptance Criteria per the terms of this Agreement or (b) to waive the acceptance testing on the Customized Deliverables under this Agreement, deem the test passed hereunder and require Consultant to continue to provide professional services under this Agreement and related amended Initial Schedule (at and subject to the professional services rates and terms set forth under this Agreement) to attempt to cause the Customized Deliverables to meet the specifications in such amended Initial Schedule (but with Amexco having no rights or remedies against Consultant should Consultant be unable to do so).

__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.  OWNERSHIP
    ---------
RIGHTS IN WORK PRODUCT. As between Amexco and Consultant, all right, title, and interest, including copyright interests and any other intellectual property, in and to the deliverables under the Schedule, including but not limited to Software (as defined below), data, templates or materials produced or provided by Consultant under a Schedule (collectively, the Deliverables") shall be the property of Consultant. "Software" is defined as software (code and documentation), including but not limited to programs, systems, data definition files (DDF Files), the application logic files (ALF Files) and active server pages scripts. Notwithstanding the foregoing, in no event shall Amexco be deemed to have assigned to Consultant the copyright or other intellectual property rights in screen templates developed under any Schedule or in independently developed bill layouts and Amexco logos or Amexco billing data provided to Consultant under this Agreement or otherwise. Amexco agrees that any technical ideas, feedback or comments provided by Amexco to Consultant with respect to Deliverables shall also be the property of Consultant.

MODIFICATIONS TO CONSULTANT SOFTWARE PRODUCTS; CUSTOM DEVELOPMENT OF SOFTWARE. To the extent any Deliverable is Software that is a derivative work of, or an enhancement, modification, addition or customization to, a Consultant software product that is under license to Amexco, such Software shall be deemed to be subject to the terms of the Standalone License Agreement in place between Consultant and Amexco dated [**] (the "License Agreement") for the Product (as such term is defined therein) except that there is no warranty or support on the Software unless purchased by Amexco from Consultant under the License Agreement (or if no other software product has been licensed by Consultant to Amexco, Consultant's standard end user software license at the time the Deliverable is completed), unless otherwise specified in the applicable Schedule.

To the extent any Deliverable which is Software is determined by Consultant to be a custom development of software, such Software shall be deemed to be subject to the terms of the License Agreement in place between Consultant and Amexco for the Product (as such term is defined therein) except that there is no warranty or support on the Software unless purchased by Amexco from Consultant under the License Agreement (or if no other software product has been licensed by Consultant to Amexco, Consultant's standard end user software license at the time the Deliverable is completed unless otherwise specified in the applicable Schedule).

DELIVERABLES OTHER THAN SOFTWARE. For all other Deliverables other than Software, subject to the terms and conditions of this Agreement, Consultant grants Amexco a non-exclusive, non-transferable license to use such Deliverable solely in the operation and support of the Schedule. This license shall include the right to use, and with respect to documentation, copy and distribute internally only and not to third parties, such Deliverable. The above licenses in this paragraph do not expand any license Amexco has for Software, including any Product. Amexco agrees to include the Consultant copyright notice in all copies Amexco makes of the Deliverable subject to the license grants contained herein.

COOPERATION. Each party and its personnel shall give the other party, and/or any designee of the other party, all reasonable assistance and execute all documents necessary to assist and/or enable


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the other party to perfect, preserve, register and/or record its intellectual property rights set forth in this Section 5.

Unless otherwise mutually agreed to in writing in a Schedule, the foregoing states the ownership rights of the parties with respect to the Deliverables. It is understood however that to the extent that Amexco and Consultant enter into a Schedule for customized deliverable in the future, then Amexco and Consultant may mutually agree in writing in such Schedule to ownership rights in those customized deliverables which are different than those set forth in this Section, and to the extent that such alternate ownership rights are mutually agreed to in writing such Schedule, then such Schedule, then such alternate ownership rights shall govern that customized deliverable under that Schedule only.

6.  CHARGES AND TERMS OF PAYMENT - The applicable fixed prices and/or time and
    ----------------------------
materials charges shall be specified on the Schedule. The daily rates charged to Amexco during the term of this Agreement for Schedule providing for payment on a time and materials basis shall be as follows (the "Professional Services Rates"):

     PRINCIPAL CONSULTANT - $[**] per day-responsibilities include project
     --------------------
     management, project planning, Internet architecture, EBPP architecture, business analysis/requirements analysis

     SENIOR CONSULTANT - $[**] per day-responsibilities include project
     -----------------
     management, project planning, requirements analysis, Product implementation

     CONSULTANT - $[**] per day-a minimum of two years experience in one of the
     ----------
     disciplines related to BillDirect deployment and modifications (for example, web hosting, internet based deployment, understanding of internet based security structures) and responsibilities including requirements analysis, product implementation.

The Professional Services Rates are subject to a maximum annual increase of [**]% commencing one year from the Effective Date; provided, in no event shall any charges at the above rates (or any rate increases per the terms of this sentence) exceed Consultant's applicable standard published rates. Notwithstanding anything in this Agreement or a Schedule to the contrary, to the extent that the site where the services hereunder are being performed is located outside of the US, then all related pricing shall be increased by [**]% of what the price would have otherwise been under this Agreement and the relevant Schedule. All pricing and payments are in US dollars. The Professional Services daily rates set forth above shall cover the first [**] ([**]) hours of work on any given day. For services performed on a time and materials basis any hours worked in excess of [**] ([**]) in any one day or on Saturdays, Sundays or holidays, shall be billed at an hourly rate equal to the applicable daily rate hereunder divided by [**]. Amexco also agrees to pay for reasonable out-of-pocket costs and expenses in accordance with Amexco's travel policy, a copy of which was provided by Amexco to Consultant, (including, but not limited to, airfare, ground transportation, lodging and living expenses) required and actually incurred in performing services, provided that Consultant has: (i) obtained Amexco's prior written consent: (ii) detailed them on a form acceptable to Amexco and approved them in


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

accordance with Amexco's own expense policies: and (iii) submitted supporting documentation satisfactory to Amexco: provided, with respect to item (i) of this sentence, the parties shall specify in each Schedule the destinations to which travel by Consultant personnel shall be deemed to be consented to in advance.

Amexco will pay all taxes levied against or upon the Deliverables and services provided hereunder, or arising out of this Agreement, including withholding taxes (with respect to the Deliverable sonly)), duties and customs charges imposed on the licensing or use of the Deliverables, and the purchase of services under this Agreement, exclusive, however, of taxes based on Consultant's income, which shall be paid by Consultant upon receipt of proof of payment.

Unless other payment terms are specified on the Schedule, Consultant shall invoice Amexco: (i) upon Amexco's written acceptance of any Deliverables, products or work performed on a fixed price basis; or (ii)-as services are preformed monthly in arrears, for services provided on a time and materials basis and for out-of-pocket expenses. With respect to the Initial Schedule for the Customized Deliverables only, item (ii) of the foregoing sentence shall be subject to the terms and conditions regarding the [**]% Holdback as set forth in
Section 4 hereof. All invoices shall be payable within [**] ([**]) days of receipt. To the extent that Amexco believes there is an error in any invoice received from Consultant, Amexco will promptly notify Consultant of such error and provide Consultant with the requested corrections and back-up, if any. Provided that Consultant is in agreement with such corrections, Consultant will promptly reissue the corrected invoice and payment will be due within [**] days of receipt thereof less the number of days it took Amexco beyond [**] days to provide Consultant with the requested corrections and back-up. However, Amexco agrees to pay the completely uncontested amount, if any, of the invoice which Amexco believes has an error within the original timeframe set forth above.


Consultant will maintain complete and accurate accounting records in connection with services performed and materials provided hereunder, in accordance with generally accepted accounting principles, to substantiate its charges. Consultant will provide Amexco access to such records on [** ([*]) days advance written notice for audit purposes for [**] ([**]) year from the date of final payment under each Schedule.

Except for a Firm Fixed Price contract, Amexco understands that any estimates of professional services fees provided by Consultant to Amexco are estimates only, that the actual figures may be higher and that Amexco is obligated to make payments to Consultant for all professional services rendered (plus reimbursement for expenses) in accordance with the above terms.


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amexco acknowledges that consultant has provided services with respect to the Initial Schedule prior to execution of this Agreement. Such services shall be deemed a part of this Agreement and the Initial Schedule and shall be billed in accordance with the terms hereof.

7.  WARRANTIES: LIMITATION OF LIABILITY -Consultant warrants that: (i) it has
    -----------------------------------
the authority and the right to enter into this Agreement and each Schedule, to perform services and provide materials, information and Deliverables hereunder, and that its obligations hereunder are not in conflict with any other consultant obligations; (ii) each of its employees has the proper skill, training and background necessary to accomplish their assigned tasks; (iii) all services will be performed in a competent and professional manner (iv) neither any Deliverables, information, or materials, nor the performance of any services by Consultant infringe upon or violate the rights of any third party.:

To the extent that Consultant licenses to and or develops software for Amexco, Consultant further warrants that the software has been tested and is fully capable of providing accurate results using data having date ranges spanning the twentieth (20th) and twenty first (21st) centuries (e.g. years 1900-2100). Without limiting the generality of the foregoing, Consultant warrants that all Deliverables licenses from and or developed by consultant shall (a) manage and manipulate data involving all dates from the 20th and 21st centuries without functional or data abnormality related to such dates; (b) manage and manipulate data involving all dates from the 20th and 21st centuries without inaccurate results related to such dates; (c) have user interfaces and data fields formatted to distinguish between dates from the 20th and (c) 21st centuries; and
(d) represent all data related to include indications of the millennium, century, and decade as well as the actual year (collectively, "Year 2000 Compliant"); provided however that notwithstanding the foregoing, this warranty is subject to the limitations of remedies set forth in this Section 7 below and shall not apply to any problems associated with Amexco or third party software, firmware, products or other technology with which the Product is combined, exchanges data and/or interoperates. The foregoing warranty is also conditioned upon Amexco installing the most recently available update, if any, to the Deliverable which Consultant may provide to Amexco to cause Year 2000 Compliance.

Consultant has not and shall not knowingly insert any code in the Deliverable which disables or otherwise shuts down all or any portion of any program or network of Amexco, Consultant shall use commercially reasonable efforts to test the Deliverables prior to delivery to Amexco for the existence of viruses or similar items.

EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. CONSULTANT DOES NOT WARRANT THAT THE OPERATION OF ANY PRODUCT, INCLUDING UPDATES, DELIVERED HEREUNDER OR (CUSTOMIZED PRODUCT TO THE EXTENT COVERED HEREUNDER) WILL BE UNINTERRUPTED OR ERROR-FREE.

THE SOLE AND EXCLUSIVE REMEDY FOR BREACH OF ITEMS (i) and (iv) OF PARAGRAPH 1 OF
SECTION 7 AS IT RELATES TO CLAIMS BROUGHT BY THIRD PARTIES WITH RESPECT TO INTELLECTUAL PROPERTY RIGHTS SHALL BE THE

INDEMNIFICATION OBLIGATIONS AS SET FORTH IN ARTICLE 8 OF THIS AGREEMENT. THE SOLE AND EXCLUSIVE REMEDY OF AMEXCO FOR A BREACH OF THE YEAR 2000 COMPLIANT WARRANTY SET FORTH IN SECTIONS 7 SHALL BE FOR CONSULTANT TO USE COMMERCIALLY REASONABLE EFFORTS TO CAUSE THE DELIVERABLES TO BE YEAR 2000 COMPLIANT.

DISCLAIMER OF WARRANTIES. Consultant does not warrant that the operation of any software delivered hereunder will be uninterrupted or error-free provided however that this does not eliminate the obligation of Consultant to provide services hereunder in accordance with the rates and terms of the Agreement and the applicable Schedule. THE PARTIES AGREE THAT THE WARRANTIES STATED IN THIS
SECTION 7 HEREOF ARE EXCLUSIVE AND IN LIEU OF ALL OTHERS, EXPRESS OR IMPLIED, RESPECTING THIS AGREEMENT, THE SCHEDULES AND THE DELIVERABLES, INCLUDING BUT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

LIMITATION OF LIABILITY:  REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN
-----------------------
FAILS OF ITS ESSENTIAL PURPOSE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, AMEXCO SHALL NOT HAVE ANY CLAIM (EXCEPT FOR THE REMEDIES AGAINST CONSULTANT SPECIFICALLY SET FORTH IN SECTION 7 (WARRANTY) AND THE SUBSECTION ON INFRINGEMENT INDEMNIFICATION CONTAINED IN SECTION 8 HEREOF) AGAINST CONSULTANT, ITS AFFILIATES, OFFICERS OR EMPLOYEES OR THE MANUFACTURERS, LICENSORS, SUBCONTRACTORS OR SUPPLIERS OF THE DELIVERABLES, WHETHER BASED ON CONTRACT, NEGLIGENCE, PRODUCT LIABILITY, TRADE PRACTICE, OR OTHERWISE. NOTWITHSTANDING THE FOREGOING AND REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL THE LIABILITY, IF ANY, OF CONSULTANT, ITS AFFILIATES, OFFICERS, EMPLOYEES, LICENSOR, MANUFACTURERS, SUBCONTRACTORS OR SUPPLIERS FOR DAMAGES OF ANY TYPE RELATING TO THE DELIVERABLES OR OTHERWISE ARISING OUT OF, RELATED TO OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE LICENSE AGREEMENT EXCEED IN THE AGGREGATE FOR ALL OCCURRENCES THE PROFESSIONAL SERVICES FEES PAID BY AMEXCO TO CONSULTANT UNDER THIS AGREEMENT PLUS THE LICENSE FEES PAID BY AMEXCO TO CONSULTANT UNDER THE LICENSE AGREEMENT. REGARDLESS OF THE FORM OF ACTION, WHETHER BASED ON CONTRACT, NEGLIGENCE, PRODUCT LIABILITY, TRADE PRACTICES OR OTHERWISE, NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF IT S ESSENTIAL PURPOSE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW IN NO EVENT SHALL EITHER PARTY BE LIABLE, ONE TO THE OTHER, FOR ANY INDIRECT, SPECIAL INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OTHER THAN THOSE ARISING FROM A MISAPPROPRIATION OF THE OTHER PARTY'S INTELLECTUAL PROPERTY RIGHTS OR A BREACH OF THE CONFIDENTIALITY PROVISIONS OF
SECTION 8 HEREOF.

8.  GENERAL
    -------
TERM & TERMINATION:  this Agreement shall commence as of the Effective Date and
------------------
shall continue in full force and effect thereafter unless and until terminated as provided hereunder. Notwithstanding anything herein to the contrary, Amexco may terminate this Agreement and/or any Schedule upon [**] ([**]) days' written notice. Amexco agrees to pay Consultant for services performed up to the effective date of termination, at the agreed upon rates plus reimbursement of expenses in accordance with the terms hereof (including the [**] ([**]) day period following notice of intent to terminate); provided, however, Amexco shall not be obligated to pay for Consultant personnel during such [**] ([**]) day period to the extent that such personnel have been reassigned to other client work of Consultant. Notice of termination of any Schedule shall not be considered notice of termination of this Agreement unless specifically stated in the notice.

MATERIAL BREACH:  Subject  to the above termination language, in the event of
---------------
any material breach of this Agreement by one party, the other party may (reserving cumulatively all other remedies and rights under this Agreement) terminate the Schedule(s) involved, in whole, or in part, by giving [**] ([**]) days' written notice thereof; provided, however, that any such termination shall not be effective if the party in breach has cured the breach of which it has been notified prior to the expiration of said [**] ([**]) days.

SURVIVAL:  As long as any Schedule remains in effect, the Agreement survives in
--------
effect with respect to those Schedules. In addition, Sections 2, the non-solicitation and independent contractor provisions of Section 3, 5 (unless Consultant terminates a license thereunder in accordance with the terms thereof, 6, 7 (other than warranties) and 8 shall survive termination of this Agreement.


INTELLECTUAL PROPERTY INFRINGEMENT RELATED TO DELIVERABLES
----------------------------------------------------------

Consultant agrees to defend and/or handle at its own expense, any claim or action against Amexco by a third party for actual or alleged infringement of such third party's intellectual or industrial property rights, including, without limitation, trademarks, service marks, patents, copyrights, misappropriation of trade secrets or any similar proprietary rights, based upon the Deliverables furnished hereunder by Consultant or based on Amexco's use thereof. Consultant further agrees to indemnify and old Amexco harmless from and against any and all judgments (or settlements agreed to by Consultant) awarded against Amexco in favor of such third party as a result of such claim or action and related court costs and litigation expenses (including reasonable attorney's fees). Consultant shall have the sole right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing.

Such indemnification obligation shall not apply to any claim based on (i) Deliverables not owned or developed by or on behalf of Consultant, (ii) the combination of the Deliverable with other


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

products not owned or developed by or on behalf of Consultant provided the infringement arises in connection with the combination, (iii) Deliverables supplied by Consultant in accordance with Amexco's designs, specifications, or instructions where Amexco has required Licensor to ignore Licensor's suggestions for designs, specifications or instructions which Licensor recommends as non-infringing and to use Amexco's instead, (iv) arising from the failure of Amexco to use an updated or corrected Deliverable or other product provided by Consultant to the extent it is designed to eliminate the alleged infringement (and provided Consultant provides installation thereof at no charge), or (v) arising from the failure of Amexco to use the Deliverable for its intended purposes.


If any Deliverable becomes, or in Consultant's opinion is likely to become, the subject to any such claim or action, then, Consultant, at is expense may either:
(i) procure for Amexco the right to continue using same as contemplated hereunder: (ii) modify same to render same non-infringing (provided such modification does not adversely affect Amexco's use as contemplated hereunder): or (iii) replace same with equally suitable, functionally equivalent, compatible, non-infringing products, materials and/or services. If none of the foregoing are commercially practicable despite Consultant's commercially reasonable efforts, then Consultant shall have the right to terminate the Schedule(s) involved and receive back the allegedly infringing Deliverable and Licensor shall pay Amexco an amount equal to all Professional Services fees (but not out-of-pocket expenses) paid in respect of such Deliverable (less an amount equal to [**]% per annum commencing on the date on which the Deliverable was installed unless a shorter license term applies).

INTELLECTUAL PROPERTY INFRINGEMENT RELATED TO SOFTWARE AND MATERIALS SUPPLIED
-----------------------------------------------------------------------------
BY AMEXCO
---------

Amexco agrees to defend and/or handle at its own expense, any claim or action against consultant by a third party for actual or alleged infringement of such third party's intellectual or industrial property rights, including, without limitation, trademarks, service marks, patents, copyrights, misappropriation of trade secrets or any similar proprietary rights, based upon Consultant's use of any software provided by Amexco to Consultant (the "Amexco Software") or based on Consultant's use thereof in connection with work under this Agreement.
Amexco further agrees to indemnify and hold Consultant harmless from and against any and all judgments (or settlements agreed to by Amexco) awarded against Consultant in favor of such third party as a result of such claim or action and related court costs and litigation expenses (including reasonable attorney's fees). Amexco shall have the sole right to conduct the defense of any such claim or action and all negotiations for it settlement or compromise, unless otherwise mutually agreed to in writing.

Such indemnification obligation shall not apply to any claim based on (i) Amexco Software not owned or developed by or on behalf of Amexco, (ii) the combination of the Amexco Software with other products not owned or developed by or on behalf of Amexco provided the infringement arises in connection with the combination, (iii) arising from the failure of


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

consultant to use an updated or corrected Amexco Software provided by Amexco, or
(iv) arising from the failure of Consultant to use the Amexco Software for its intended purposes.

If any Amexco Software becomes, or in Amexco's opinion is likely to become, the subject to any such claim or action, then, Amexco, at is expense may either: (i) procure for Consultant the right to continue using same as contemplated hereunder: (ii) modify same to render same non-infringing (provided such modification does not adversely affect Consultant's use as contemplated hereunder); or (iii) replace same with equally suitable, functionally equivalent, compatible, non-infringing products, materials and/or services. If none of the foregoing are commercially practicable despite Amexco's use of commercially reasonable efforts to secure (i), (ii) or (iii) above, then Amexco shall have the right to receive back the allegedly infringing Amexco Software and Consultant shall be entitled to a refund of all amounts paid to Amexco for the returned Amexco Software.

CONFIDENTIAL INFORMATION:  Each party agrees to regard and preserve as
------------------------
confidential all information related to the business and activities of the other party (and in the case of Amexco, the Amexco Entities), including information a party provides the other regarding their customers, clients, suppliers and other entities with whom the party does business and regarding current and future product and technology, that may be obtained by a party from the other party (the "Confidential Information"). Upon request of the disclosing party, the receiving party agrees to return within [**] days all copies in all forms of any Confidential Information which was previously obtained by it, or if approved by the party owning Confidential Information, provide certification of destruction thereof within [**] days.

Each party agrees to hold the confidential Information in trust and confidence for the other party and not to disclose such information to any person, firm or enterprise, or use (directly or indirectly) any such information for its own benefit or the benefit of any other party, unless authorized by the party whose Confidential Information it is in writing, and event then, to limit access to and disclosure of such confidential information to the receiving party's employees and consultant's on a "need to know" basis only for purposes of performing the receiving party's duties under this Agreement and provided any such employee or consultant is bound by a confidentiality agreement with the receiving party containing terms comparable to the terms of this section.

The provision of confidential Information by one party to another will not be construed as creating, conveying, transferring, granting or conferring upon the other, any rights, license or authority in or to the information exchanged or otherwise. Each party agrees that any and all Confidential Information disclosed to it by the other party is and shall remain the proprietary and confidential information and property of the disclosing party. Each party agrees to insure, by agreement, instruction or otherwise, compliance with these confidentiality obligations by its employees, agents, consultants and others who have permitted access or use of the confidential Information of the other party. Each party agrees that if there is a breach or threatened breach of the provisions of this Agreement, the other party will have no adequate remedy in money or damages and accordingly shall be entitled to injunctive relief; provided, however, no


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

specification in this Agreement of any particular remedy shall be construed as a waiver or prohibition of any other remedies permitted under this Agreement in the event of a breach or threatened breach of this section of this Agreement.

Information shall not be considered confidential to the extent, but only to the extent, that such information is: (i) already known to the receiving party free of any restriction at the time it is obtained form the other party; (ii) subsequently learned from an independent third party free of any restriction and without breach of this Agreement; (iii) is or becomes publicly available through no wrongful act of the receiving party; (iv) is independently developed by one party without reference to any Confidential Information of the other; or (v) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the parties provide each other with timely written prior notice of such requirements.

Consultant shall, in advance, require each employee assigned to perform services under any Schedule and each employee who obtains or is in a position to obtain any Amexco information or materials required by the terms of this Agreement to be kept confidential, to execute Consultant's standard Non-Disclosure Agreement, the current form of which has been provided by consultant to Amexco. Consultant will provide Amexco with a true copy of each such Agreement upon request. Consultant further agrees to take any other steps reasonably required and/or appropriate to ensure compliance with the obligations set forth herein.

Consultant acknowledges and agrees that, in the event of a breach or threatened breach of any of the foregoing provisions, Amexco will have no adequate remedy in damages and, accordingly, shall be entitled to injunctive relief against such breach or threatened breach; provided, however, that no specification of a particular legal or equitable remedy shall be construed as a waiver, prohibition or limitation of any legal or equitable remedies in the event of a breach hereof.

EXCUSABLE DELAY:  Except for payment obligations of Amexco hereunder, neither
---------------
party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of services resulting directly or indirectly from acts of God, civil or military authority, war, riots, civil disturbances, accidents, fire, earthquakes, flood, strikes, lockouts, labor disturbances, court or governmental order, or any other cause beyond the reasonable control of such party. Each party agrees to provide the other with notice upon becoming aware of an event of force majeure, such notice to contain details of the circumstances giving rise to the event of force majeure.

ADVERTISING:  Other than as set forth below, neither party will use the other
-----------
party's name or marks, refer to or identify the other party in any advertising or publicity releases or promotional or marketing correspondence to others without such other party's written approval. Notwithstanding anything herein to the contrary, Consultant may use Amexco's name to identify Amexco as a customer of consultant in materials to be provided to investors and potential investors in Consultant, and may disclose this Agreement, related Schedules, and the terms herein in the event the Consultant undertakes to file a registration statement under the Securities Act of 1933, as amended, or as may otherwise be required under securities laws; provided, however, that Consultant shall use its best efforts to preclude disclosure of the terms of this Agreement in accordance with the rules and regulations of the Securities and Exchange Commission by means of an application for confidential treatment and Consultant shall consult with Amexco prior to any such submission and take into account Amexco's view with regard thereto. In addition, Consultant will consult with Amexco prior to disclosure of its relationship with Amexco in a form S-1 or any successor SEC filing thereto with respect to the portion of the S-1 or successor SEC filing related to the relationship between Amexco and Consultant.

GOVERNING LAW & INTERPRETATION:  This Agreement shall be construed and enforced
------------------------------
under the substantive laws of the State of New York. Headlines are for reference only and shall not affect the meaning of any terms. If any provision of this Agreement is held invalid, illegal or unenforceable, the remaining provisions will continue unimpaired.

EXPORT RESTRICTIONS:  Amexco will not knowingly export or re-export, directly or
-------------------
indirectly, any technical data (as defined in the U.S. Export Administration Regulations) produced or provided under this Agreement, including, without limitation, the Deliverables, or export or re-export, directly or indirectly, any direct product of such technical data, including software, to a destination to which such export or re-export is restricted or prohibited by U.S. or non-U.S. law, without obtaining prior authorization from U.S. Department of Commerce and other competent government authorities to the extent required by those laws.

INSURANCE:  Throughout the term of this Agreement and Schedules thereto,
---------
Consultant must maintain adequate workers compensation, liability, disability, unemployment and, automobile insurance as required under law for the consultant and each of its employees performing Services under this Agreement and any Schedules.

Consultant must also maintain throughout the term of this Agreement and any Schedules thereto, the following types of insurance coverage at, or above the minimum policy amounts set out below. All insurance companies must have and maintain an AM Best rating of A- or better.

The Consultant shall provide verification of its insurance coverage by providing a valid certificate of insurance to Amexco upon request. All certificates of insurance must provide that Amexco will be notified [**] ([**]) days before cancellation.


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TYPE OF COVERAGE          COVERAGE AS BROAD AS        POLICY MINIMUMS
---------------------------------------------------------------------------------------------
Workers Compensation      Statutory Requirements      Statutory Requirements
---------------------------------------------------------------------------------------------
Employers' Liability      Combined with workers       Each accident, $[**]
                          compensation policy         Disease policy limit, $[**]
                                                      Disease each employee, $[**]
---------------------------------------------------------------------------------------------
Commercial General        ISO Form CG0001             General aggregate, $[**]
Liability and Personal                                Completed ops products, $[**]
Injury                                                Each occurrence, $[**]
                                                      Personal injury, $[**]
---------------------------------------------------------------------------------------------
Commercial Auto,          ISO Form CA0001             Combined single limit, $[**]
Including Employer's
Non-Owned auto
---------------------------------------------------------------------------------------------
Commercial Umbrella       Underlying EL, GL           May, if necessary, be used in any
Liability                 and Auto                    combination with the primary policy
                                                      limit to fulfill the above limit
                                                      Requirements
---------------------------------------------------------------------------------------------
Professional Liability    NA                          Minimum policy limits of $[**].
                                                      Increased amounts subject to Amexco's
                                                      discretion
---------------------------------------------------------------------------------------------

ASSIGNMENT:  Neither party may assign, transfer or subcontract the performance
----------
of its services, or any of its rights and/or obligations, without the other party's prior written consent, and any attempt to do so shall be void; provided that (a) Consultant may utilize Technology Providers, Inc. or such other subcontractors as are set forth on Exhibit 3 hereto, as updated by mutual agreement of the parties from time to time, as a subcontractor to perform its technical duties and obligations under this Agreement (subject to the terms of Section 3 hereof) provided that Consultant remains primarily liable for any failure of such subcontractor to perform in accordance with the terms of this
Agreement: (b) either party may make an assignment of this Agreement pursuant to
(x) a merger, (y) a sale of greater than [**] percent ([**]%) of its assets; or
(z) a sale of greater than [**]% of its outstanding stock and (c) either party (in the case of Amexco to an Amexco Entity only) may make an assignment to an affiliate or subsidiary, provided that the assigning party remains primarily liable for any failure of such affiliate or subsidiary to perform in accordance with the terms of this Agreement. Each party shall cause its permitted assigns to be bound by the terms of this Agreement and the relevant Schedules. Any attempted non-permitted assignment, transfer or delegation in contravention of this section of the Agreement shall be null and void. This Agreement shall inure to the benefit of the parties hereto and their permitted successors and assigns. Consultant shall require its subcontractors performing services for Amexco hereunder to execute a non-disclosure with Consultant


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

comparable to the one entered into by Consultant with its employees regarding confidentiality requirements.

POSSIBLE FUTURE SCHEDULE:  Amexco and consultant agree to discuss a customized
------------------------
development effort for "double byte access" for Asian languages. To the extent that the specifications and other details of this customization effort can be mutually agreed then the parties will enter into a mutually agreeable Schedule hereunder to reflect such effort.

NOTICES:  All notices shall be in writing and delivered personally or properly
-------
mailed, first class mail, to the addresses of the parties set forth at the beginning of this Agreement, to the attention of the undersigned, and, as to any Schedule, with a copy to the signatories of the Schedule involved, at the same address, or to such other address or addressee as either party may designate by written notice. Any such notice shall be deemed given on the date delivered or when placed in the mails as specified.

ENTIRETY:  This Agreement, together with the Exhibits, Schedules and attachments
--------
hereto, contains the entire agreement between the parties and supersedes any prior or inconsistent agreements, negotiations, representations and promises, written or oral. No modification to this Agreement nor any failure or delay in enforcing any term, exercising any option or requiring performance shall be binding or construed as a waiver unless agreed to in writing by the parties hereto.

MODIFICATION, AMENDMENT, SUPPLEMENT AND WAIVER:  No modification, course of
----------------------------------------------
conduct, amendment, supplement to or waiver of this Agreement, any Schedule, or any provisions hereof shall be binding upon the parties unless made in writing and duly signed by both parties. At no time shall any failure or delay by either party in enforcing any provisions, exercising any option, or requiring performance of any provisions, be construed to be a waiver of same.


AMERICAN EXPRESS TRAVEL                EDOCS, INC.
RELATED SERVICE COMPANY, INC.


By:     [**]                           By:     [**]
   ------------------------               ------------------------

Name:   [**]                           Name:   [**]
     ----------------------                 ----------------------
        (Type or Print)                        (Type or Print)

Title:  [**]                           Title:  [**]
      ---------------------                  ---------------------

Date:   [**]                           Date:   [**]
     ----------------------                 ----------------------


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                          EXHIBIT 1 - FORM OF SCHEDULE

Consultant (Name and Address) Schedule No.: [**]

                                            Agreement No.: [**]
                                            Date:

This schedule is issued pursuant to the above-referenced Standalone Agreement for consulting Services between American Express Travel Related Services Company, Inc. and the above-named Consultant. Any term not otherwise defined herein, shall have the meaning specified in the Agreement.

Amexco Project Manager               Consultant Location

_______________

Consultant Project Manager           Status Reports are required:

_______________
                                            [**]

See Attachment A for a complete description of the services, deliverables and/or
    ------------
other tasks to be accomplished, the estimated milestone or implementation schedule, the estimated charges and/or rates applicable to this Schedule and any other mutually agreeable information.

AMERICAN EXPRESS TRAVEL                     [**]
RELATED SERVICE COMPANY, INC.



By:___________________________      By:___________________________

Name:_________________________      Name:_________________________
         (Type or Print)                     (Type or Print)

Title:________________________      Title:________________________

Date:_________________________      Date:_________________________


__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                  Attachment A

PROVIDE A COMPLETE DESCRIPTION OF THE FOLLOWING:

DETAILED DESCRIPTION OF SERVICES

DETAILED DESCRIPTION OF DELIVERABLES

COSTS/FEES/CHARGES - NOT TO EXCEED OR ESTIMATED AMOUNTS-TOTAL AMOUNTS FOR PROFESSIONAL SERVICES AND SEPARATE AMOUNT FOR TRAVEL AND EXPENSES [FOR PURPOSES OF INITIAL SCHEDULE ONLY-NEED ALLOCATION OF PROFESSIONAL SERVICES TO CUSTOMIZE DELIVERABLES]

WRITTEN STATUS REPORTS

TIMEFRAME OF PROJECT

PERSONNEL LISTING (IF POSSIBLE TO PROVIDE)

SUBCONTRACTORS TO BE APPROVED BY AMEXCO

ANY OTHER TERMS AND CONDITIONS MUTUALLY AGREED UPON BY THE PARTIES

                      Exhibit 2 - List of Amexco Entities

Only Amexco and the subsidiaries  and affiliated companies listed on this
Exhibit 3 shall deemed to be permitted Amexco Entities under the Standalone Agreement for Consultant Services. Additional Amexco subsidiaries and affiliated companies may be added to this list with the written consent of both parties the Standalone Agreement for Consultant Services.

[**]

[**]






__________________
[**] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Exhibit 3

                    Authorized Subcontractors of Consultant

Technology Providers, Inc.